[Pioneer Logo]




 PIONEER
 BALANCED
 FUND




SEMI ANNUAL REPORT 6/30/98

    TABLE OF CONTENTS

   -----------------------------------------------------------------------------

      Letter from the Chairman                                      1
      Portfolio Summary                                             2
      Performance Update                                            3
      Portfolio Management Discussion                               6
      Schedule of Investments                                       9
      Financial Statements                                         16
      Notes to Financial Statements                                22
      Report of Independent Public Accountants                     26
      Trustees, Officers and Service Providers                     27
      Retirement Plans from Pioneer                                28

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     LETTER FROM THE CHAIRMAN 6/30/98

     DEAR SHAREOWNER,

   -----------------------------------------------------------------------------
     Thank you for this opportunity to introduce the semiannual report for Pioneer Balanced Fund, covering the six months ended June 30, 1998. I will take a moment to comment on today's investing environment and point out a few matters of note concerning your Fund. On behalf of your investment team, I thank you for your interest in Pioneer and look forward to serving your financial needs in the future.

     The bull market in the United States rolled on through the first half of 1998. Although the effects of Asia's financial crisis showed more frequently in the earnings reports of many U.S. companies, strong employment and low inflation kept consumer confidence at record highs. Some investors showed concern over Asia's problems and a narrowing of the U.S. bull market by moving toward the relative safety of U.S. blue chip companies and high-quality bonds, particularly Treasurys.

     This "flight to quality" reflects a general wariness over the historic bull market's continued viability. Your Fund's attempts to strike a balance between the growth potential of the U.S. stock market and the safety and income features of high-quality domestic bonds are in keeping with the economic times. With patience and research your Fund will continue to seek growth and income for the long term.

     I encourage you to read on to learn more about Pioneer Balanced Fund. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

     Respectfully,

     /s/ John F. Gogan, Jr.
     John F. Cogan, Jr.,
     Chairman and President

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PORTFOLIO SUMMARY 6/30/98

     PORTFOLIO DIVERSIFICATION

   -----------------------------------------------------------------------------
     (As a percentage of total investment portfolio)

                                  [PIE CHART]

     Convertible Securities 1%
     International Preferred Stocks 1%
     Short-Term Cash Equivalents 5%
     U.S. Common Stocks 55%
     U.S. Corporate Bonds 23%
     U.S. Corporate Securities 15%


     SECTOR DISTRIBUTION

   -----------------------------------------------------------------------------
     (As a percentage of long-term holdings)

                                  [PIE CHART]

     Other 11%
     Consumer Staples 4%
     Energy 6%
     Technology 6%
     Consumer Cyclicals 5%
     Financial 20%
     Healthcare 17%
     Government Obligations 15%
     Basic Materials 10%
     Capital Goods 6%


     10 LARGEST HOLDINGS

   -----------------------------------------------------------------------------
     (As a percentage of long-term holdings)

       1.  Monsanto Co.                    3.81%   6.  Allstate Corp.                  3.12%
       2.  U.S. Treasury Bond, 6.5%,       3.62    7.  Integrated Health Services,     2.90
           10/15/06                                    Inc.
       3.  U.S. Treasury Notes, 6.25%,     3.48    8.  Merck & Co., Inc.               2.73
           1/31/02
       4.  U.S. Treasury Notes, 5.875%,    3.41    9.  Conseco, Inc.                   2.71
           1/31/99
       5.  Green Tree Financial Corp.      3.35   10.  American Home Products Corp.    2.64

     Fund holdings will vary for other periods.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PERFORMANCE UPDATE 6/30/98                               CLASS A SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/98     12/31/97
                             $10.52     $10.15

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/97 - 6/30/98)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.150           -              -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

                                    [CHART]
                               Growth of $10,000


                                                                 Lehman Brothers Government/
Pioneer Balanced Fund*        Standard & Poor's 500 Index           Corporate Bond Index
----------------------        ---------------------------        ---------------------------
           9550                         10,000                             10,000
         10,843                         12,044                             11,234
         11,787                         14,018                             12,032
         12,740                         15,054                             13,262
         14,320                         17,065                             15,141
         16,219                         19,381                             17,132
         16,025                         19,658                             16,881
         17,834                         24,768                             19,036
         19,784                         31,191                             19,927
         22,887                         41,993                             21,471
         25,775                         54,628                             23,894

                          AVERAGE ANNUAL TOTAL RETURNS
                             (As of June 30, 1998)


     PERIOD               NET ASSET VALUE           PUBLIC OFFERING PRICE*
     ------               ---------------           ---------------------
    10 Years                  10.43%                        9.93%
     5 Years                   9.71                         8.71
     1 year                   12.62                         7.60

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               3

    PIONEER BALANCED FUND

--------------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/98                                CLASS B SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/98     12/31/97
                             $10.44     $10.08

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/97 - 6/30/98)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.110     -              -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund, compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers Government/
    Corporate Bond Index.

                                    [CHART]
                               GROWTH OF $10,000

    PIONEER         STANDARD & POOR'S           LEHMAN BROTHERS GOVERNMENT/
  BALANCED FUND*        500 INDEX                 CORPORATE BOND INDEX
     10,000              10,000                   10,000
     10,397              10,654                   10,502
     10,813              11,498                   10,703
     11,374              12,188                   11,202
     11,330              12,841                   10,942
     11,455              13,416                   10,994
     11,672              13,827                   11,188
     12,400              14,979                   11,530
     12,235              15,383                   11,431
     13,142              18,062                   11,846
     14,232              19,413                   12,261
     14,010              19,969                   12,655
     14,871              22,748                   12,847
     14,362              23,497                   13,183

                          AVERAGE ANNUAL TOTAL RETURNS
                             (As of June 30, 1998)

                         IF                  IF
PERIOD                  HELD              REDEEMED*
Life-of-Fund             12.79%              12.06%
(4/28/95)
1 Year                   11.57                7.80

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
  4

    PIONEER BALANCED FUND

--------------------------------------------------------------------------------
    PERFORMANCE UPDATE 6/30/98                                CLASS C SHARES

    SHARE PRICES AND DISTRIBUTIONS

   -----------------------------------------------------------------------------

      NET ASSET VALUE
         PER SHARE            6/30/98     12/31/97
                             $10.55     $10.17

  DISTRIBUTIONS PER SHARE     INCOME     SHORT-TERM      LONG-TERM
   (12/31/97 - 6/30/98)      DIVIDENDS  CAPITAL GAINS  CAPITAL GAINS
                             $0.110     -              -

    INVESTMENT RETURNS

   -----------------------------------------------------------------------------
    The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Balanced Fund compared to the growth of the Standard & Poor's 500 Index and the Lehman Brothers
    Government/Corporate Bond Index.


                                    [CHART]
                               GROWTH OF $10,000

       Pioneer       Standard & Poor's         Lehman Brothers Government/
    Balanced Fund*      500 Index                Corporate Bond Index
     10,000              10,000                   10,000
      9,856              10,203                    9,708
      9,974              10,660                    9,753
     10,163              10,987                    9,926
     10,812              11,902                   10,229
     10,678              12,223                   10,141
     11,487              14,352                   10,509
     12,456              15,426                   10,878
     12,269              15,867                   11,227
     13,029              18,076                   11,398
     12,859              18,671                   11,696

                          AVERAGE ANNUAL TOTAL RETURNS
                             (As of June 30, 1998)

                         IF                  IF
PERIOD                  HELD              REDEEMED*
Life-of-Fund             11.00%              11.00%
(1/31/96)
1 Year                   11.95               11.95

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

    The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

    The Lehman Brothers Government/Corporate Bond Index is an unmanaged, composite index of the U.S. bond market. It contains 5,353 issues, including Treasury and government agency securities, investment-grade corporate bonds and Yankee bonds. The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

    Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.
                                                                               5

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/98

     Over the past six months, neither the aging bull market in the United States nor the bear market in Asia gave any real signs of going away. Their dual influence on the worlds of business and finance clouded the crystal ball of many would be prognosticators.

     U.S. stocks, reflected in the broad-based Standard & Poor's 500 Index's return of 17.67%, surged ahead, despite a slower second quarter that included rumblings from Asia's economic troubles. As the period progressed, bonds, especially the high quality Treasurys, benefited from nervous investors' "flight to quality" as the signals became more mixed on the ability of the bull market to survive.

     The following discussion with your Fund's portfolio manager, William
     C. Field, provides a review of the semiannual period, including a look at some of the factors that affected investment decisions and performance.

     Q: HOW DID THE FUND PERFORM IN THE FIRST SIX MONTHS OF THIS YEAR?
     A: On an absolute basis, the Fund has posted solid performance numbers. For the six months ended June 30, 1998, Class A Shares returned 5.12%, Class B Shares 4.65% and Class C Shares 4.81% at net asset value. Unfortunately, we underperformed the 8.95% average return for the 409 funds in the Lipper Balanced Funds category. (Lipper Analytical Services, Inc. is an independent firm that reports mutual fund performance.)

     Q: WHAT ARE SOME OF THE FACTORS THAT AFFECTED PERFORMANCE?
     A: Our largest holdings in the Fund did well. Drug manufacturer Merck rose 27.14%. Green Tree Financial was up 83.60%, benefiting from its acquisition by another of our investments, Conseco. American Home Products returned 37.25%.

     The Fund's gains from these stocks, however, were dampened by holdings in technology, specifically the semiconductor and semiconductor-related industries, as well as by investments in real estate investment trusts (REITs).

     In the semiconductor industry, where lack of demand and too much inventory wreaked havoc on business, investments in Applied
     Materials,

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

     Teradyne, Helix Technologies and Photronics hurt results. This normally cyclical business has been down for two years now. That's usually its inflection point - when business rebounds - but that hasn't happened this time around. The lack of Asian demand has put off any improvement, since companies in Asia can't raise capital to build new plants and order equipment. These mostly small technology companies cost the Fund in relative performance. We had a weighting in technology of 14% at the beginning of the period. We've brought our weighting down to 6% by the end of the period.

     REITs, which traditionally move independently of the general stock market, were another problem. With the current demand for these stocks so low and our belief that this would not change any time soon, we decided to bring down our weighting in REITs significantly. As a matter of fact, the only REIT still in the portfolio is Mack-Cali Realty.

     Q: WERE THERE ANY OTHER SHIFTS IN THE FUND'S INVESTMENT STRATEGY?
     A: We sold small-cap technology stocks and reallocated that money to healthcare including pharmaceuticals. We completely sold positions in Adaptec, Avnet and Lam Research.

     We believe pharmaceuticals will have more consistent growth going forward, even though they look a little expensive right now. In terms of demographics, they have the wind at their backs. As mentioned before, Merck and American Home Products have both done well.

     CVS, a new buy this period, is at the forefront of the consolidating pharmacy business. By acquiring Revco, it has extended its reach south along the East Coast and it has pushed West with Arbour Drug, a Michigan based company. CVS now profitably dominates the East Coast drug store pharmacy business and is looking for more territories to enter.

     Q: ANY OTHER SECTORS WORTH MENTIONING?
     A: Financial has been a good area. Insurance companies Allstate and Conseco did well for us. Conseco had a huge first quarter, then took some charges when it bought Green Tree Financial. Green Tree's earnings had been accelerating and Conseco decided to take the plunge.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     PORTFOLIO MANAGEMENT DISCUSSION 6/30/98  (CONTINUED)

     There are concerns on the street that Conseco (an insurance company vs. consumer finance) wouldn't know how to run Green Tree. We own both and believe we understand both of them and the advantages to their merger. We're looking for them to take advantage of some cost efficiencies and surprise on the upside with earnings. The stock sells at 12x earnings - the peer group sells at 18x earnings. So there is huge room for improvement.

     Q: WHAT ABOUT THE MIX OF STOCKS AND BONDS?
     A: In the middle of the period we were at the high end of the range of equity investments - 60% in equities, 38% in bonds and 2% in cash. The equity side came down when we sold technology, and at the end of the period we were at about 57% equities. That's at the lower end of the range now but I think it's prudent with the S&P 500 at all time highs.

     On the bond side, the only news during the first half of the year was that we sold the position in General Motors. We took the proceeds and bought five-year Treasurys to bring down the duration. The Fund went from an average duration of 5.3 years in the middle of the period around March 31 to 4.7 years on June 30 at the end. That's in line with the Lehman Brothers Government/Corporate Index. (Duration is a measure of price sensitivity to interest rates. The longer the duration the greater the change in response to a move in interest rates.)

     Q: HOW DO YOU SEE THE REST OF THE YEAR UNFOLDING?
     A: I hope to see more consistent performance from the Fund. Selling small-cap technology stocks should take out a lot of potential volatility. We've increased the portfolio's average market capitalization - now at $6 billion - by using the money from small-caps to add large healthcare/pharmaceutical firms. I am also confident that the 10 largest stock holdings are well positioned. Between the bond portfolio's shorter duration and the larger average market-cap for stocks, I hope to see the Fund's relative performance improve as well. Ultimately our goal is to provide our shareowners with regular income and performance that lands between the returns of the Lehman Government/Corporate Index and the Standard & Poor's 500 Index.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/98

SHARES                                                             VALUE
           INVESTMENT IN SECURITIES - 94.9%
           PREFERRED STOCKS - 1.7%
117,000    Elf Overseas, Ltd. (Series A)                        $  3,042,000
 38,150    Sprint Corp., 8.25%, 3/31/00 (Convertible)              2,205,547
                                                                ------------
           TOTAL PREFERRED STOCKS
           (Cost $4,273,401)                                    $  5,247,547
                                                                ------------
           COMMON STOCKS - 54.8%
           BASIC MATERIALS - 5.3%
           CHEMICALS - 1.0%
 40,000    E.I. du Pont Nemours and Co.                         $  2,985,000
                                                                ------------
           CHEMICALS (DIVERSIFIED) - 3.6%
200,000    Monsanto Co.                                         $ 11,175,000
                                                                ------------
           GOLD & PRECIOUS METALS MINING - 0.7%
 95,000    Newmont Mining Corp.                                 $  2,244,375
                                                                ------------
           TOTAL BASIC MATERIALS                                $ 16,404,375
                                                                ------------
           CAPITAL GOODS - 1.8%
           AEROSPACE/DEFENSE - 0.4%
 30,000    Boeing Co.                                           $  1,336,875
                                                                ------------
           MACHINERY (DIVERSIFIED) - 0.8%
116,200    AGCO Corp.                                           $  2,389,363
                                                                ------------
           MACHINERY (SPECIALIZED) - 0.6%
 50,000    Sealed Air Corp.*                                    $  1,837,500
                                                                ------------
           TOTAL CAPITAL GOODS                                  $  5,563,738
                                                                ------------
           COMMUNICATION SERVICES - 2.1%
           TELEPHONE - 2.1%
 20,000    Ameritech Corp.                                      $    897,500
 20,000    Bell Atlantic Corp.                                       912,500
 30,000    Bellsouth Corp.                                         2,013,750
 50,000    GTE Corp.                                               2,781,250
                                                                ------------
           TOTAL COMMUNICATION SERVICES                         $  6,605,000
                                                                ------------

   The accompanying notes are an integral part of these financial statements.  9

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/98                              (CONTINUED)

SHARES                                                             VALUE
           CONSUMER CYCLICALS - 1.7%
           AUTO PARTS & EQUIPMENT - 0.5%
 20,100    Magna International Inc.                             $  1,379,362
                                                                ------------
           HOMEBUILDING - 0.7%
110,000    Clayton Homes, Inc.                                  $  2,090,000
                                                                ------------
           RETAIL (DEPT. STORES) - 0.2%
 10,000    Penney (J.C.) Co., Inc.                              $    723,125
                                                                ------------
           TEXTILES (APPAREL) - 0.3%
 20,000    Nike, Inc. (Class B)                                 $    973,750
                                                                ------------
           TOTAL CONSUMER CYCLICALS                             $  5,166,237
                                                                ------------
           CONSUMER STAPLES - 3.8%
           FOODS - 0.7%
 10,000    BestFoods                                            $    580,625
 30,000    Heinz (H.J.) Co.                                        1,683,750
                                                                ------------
                                                                $  2,264,375
                                                                ------------
           HOUSEHOLD PRODUCTS (NON-DURABLES) - 2.8%
110,900    First Brands Corp.                                   $  2,841,813
125,000    Kimberly Clark Co.                                      5,734,375
                                                                ------------
                                                                $  8,576,188
                                                                ------------
           RETAIL (DRUG STORES) - 0.3%
 20,000    CVS Corp.                                            $    778,750
                                                                ------------
           TOTAL CONSUMER STAPLES                               $ 11,619,313
                                                                ------------
           ENERGY - 3.0%
           OIL (DOMESTIC INTEGRATED) - 1.3%
 50,000    Atlantic Richfield Co.                               $  3,906,250
                                                                ------------
           OIL (INTERNATIONAL INTEGRATED) - 1.3%
 40,000    Amoco Corp.                                          $  1,665,000
 30,000    Mobil Corp.                                             2,298,750
                                                                ------------
                                                                $  3,963,750
                                                                ------------
           OIL & GAS (DRILLING & EQUIPMENT) - 0.1%
 10,000    EVI, Inc.*                                           $    371,250
                                                                ------------
           OIL & GAS (REFINING & MARKETING) - 0.3%
 25,000    Sun Company, Inc.                                    $    970,313
                                                                ------------
           TOTAL ENERGY                                         $  9,211,563
                                                                ------------

  10
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

SHARES                                                             VALUE
           FINANCIAL - 15.3%
           BANKS (MONEY CENTER) - 1.0%
 40,000    The Chase Manhattan Corp.                            $  3,020,000
                                                                ------------
           CONSUMER FINANCE - 4.8%
230,000    Green Tree Financial Corp.                           $  9,846,875
100,000    SLM Holdings Corp.                                      4,900,000
                                                                ------------
                                                                $ 14,746,875
                                                                ------------
           FINANCIAL (DIVERSIFIED) - 1.3%
 10,000    Federal National Mortgage Association                $    607,500
100,000    Mack-Cali Reality Corp.                                 3,437,500
  7,500    Ocwen Asset Investment Corp.                              124,219
                                                                ------------
                                                                $  4,169,219
                                                                ------------
           INSURANCE (PROPERTY-CASUALTY) - 2.9%
100,000    Allstate Corp.                                       $  9,156,250
                                                                ------------
           INSURANCE (LIFE/HEALTH) - 2.6%
170,000    Conseco, Inc.                                        $  7,947,500
                                                                ------------
           SAVINGS & LOAN - 2.7%
 74,000    Charter One Financial, Inc.                          $  2,492,875
133,500    Washington Mutual, Inc.                                 5,798,906
                                                                ------------
                                                                $  8,291,781
                                                                ------------
           TOTAL FINANCIAL                                      $ 47,331,625
                                                                ------------
           HEALTHCARE - 14.8%
           HEALTHCARE (DIVERSIFIED) - 4.9%
150,000    American Home Products Corp.                         $  7,762,500
 40,000    Bristol-Myers Squibb Co.                                4,597,500
 40,000    Johnson & Johnson                                       2,950,000
                                                                ------------
                                                                $ 15,310,000
                                                                ------------
           HEALTHCARE (DRUGS/MAJOR PHARMACEUTICALS) - 2.5%
 60,000    Merck & Co., Inc.                                    $  8,025,000
                                                                ------------
           HEALTHCARE (HOSPITAL MGT.) - 2.0%
105,000    Quorum Health Group, Inc.*                           $  2,782,500
113,300    Tenet Healthcare Corp.*                                 3,540,625
                                                                ------------
                                                                $  6,323,125
                                                                ------------
           HEALTHCARE (LONG TERM CARE) - 2.8%
226,660    Integrated Health Services, Inc.                     $  8,499,750
                                                                ------------

   The accompanying notes are an integral part of these financial statements. 11

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/98                              (CONTINUED)

SHARES                                                             VALUE
           HEALTHCARE (MEDICAL PRODUCTS/SUPPLIES) - 2.5%
132,100    Beckman Instruments, Inc.                            $  7,694,825
                                                                ------------
           TOTAL HEALTHCARE                                     $ 45,852,700
                                                                ------------
           TECHNOLOGY - 6.2%
           ELECTRONICS (SEMICONDUCTORS) - 1.8%
 35,000    Etec Systems, Inc.*                                  $  1,231,562
 60,000    Intel Corp.                                             4,447,500
                                                                ------------
                                                                $  5,679,062
                                                                ------------
           EQUIPMENT (SEMICONDUCTOR) - 3.3%
125,000    Applied Materials, Inc.*                             $  3,687,500
198,900    Helix Technology Corp.                                  2,983,500
 95,800    Photronics, Inc.*                                       2,113,587
 53,000    Teradyne, Inc.*                                         1,417,750
                                                                ------------
                                                                $ 10,202,337
                                                                ------------
           SERVICES (DATA PROCESSING) - 1.1%
100,000    First Data Corp.                                     $  3,331,250
                                                                ------------
           TOTAL TECHNOLOGY                                     $ 19,212,649
                                                                ------------
           UTILITIES - 0.8%
           ELECTRIC COMPANIES - 0.8%
 20,000    Allegheny Power Systems, Inc.                        $    602,500
 50,000    Dominion Resources, Inc.                                2,037,500
                                                                ------------
           TOTAL UTILITIES                                      $  2,640,000
                                                                ------------
           TOTAL COMMON STOCKS
           (Cost $151,803,447)                                  $169,607,200
                                                                ------------

               S&P/MOODY'S
 PRINCIPAL       RATINGS
  AMOUNT       (UNAUDITED)
                               DEBT OBLIGATIONS - 38.4%
                               U.S. CORPORATE BONDS - 23.4%
                               BASIC MATERIALS - 4.5%
$ 2,000,000   BB-/Ba3          Bethlehem Steel Corp., 10.375%, 9/1/03   $   2,150,000
  2,000,000   BBB/Baa2         Bowater, Inc., 9.0%, 8/1/09                  2,348,280
  4,000,000   BBB-/Baa2        Georgia Pacific Co., 9.875%, 11/1/21         4,498,760
  4,000,000   BBB-/Baa2        USX Corp., 9.375%, 2/15/12                   4,924,200
                                                                        -------------
                               TOTAL BASIC MATERIALS                    $  13,921,240
                                                                        -------------

  12
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

                S&P/MOODY'S
 PRINCIPAL          RATINGS
  AMOUNT        (UNAUDITED)                                                 VALUE
                               CAPITAL GOODS - 3.7%
$ 5,000,000   AAA/Aaa          General Electric Capital Corp., 8.85%,
                               4/1/05                                   $   5,777,300
  5,000,000   BBB-/Baa3        Southdown, Inc., 10.0%, 3/1/06               5,575,000
                                                                        -------------
                               TOTAL CAPITAL GOODS                      $  11,352,300
                                                                        -------------
                               CONSUMER CYCLICALS - 3.1%
  2,000,000   A/A2             General Motors Acceptance Corp., 8.5%,
                               1/1/03                                   $   2,179,440
  1,500,000   A/A2             May Department Stores Co., 9.875%,
                               6/15/00                                      1,603,275
  5,000,000   BBB-/Baa3        News America Holdings, Inc., 8.25%,
                               8/10/18                                      5,667,350
                                                                        -------------
                               TOTAL CONSUMER CYCLICALS                 $   9,450,065
                                                                        -------------
                               CONSUMER STAPLES - 0.7%
  2,000,000   BB-/B1           Viacom International, Inc., 10.25%,
                               9/15/01                                  $   2,215,000
                                                                        -------------
                               TOTAL CONSUMER STAPLES                   $   2,215,000
                                                                        -------------
                               ENERGY - 2.4%
  2,500,000   BBB/Baa2         Ashland Oil Co., 8.8%, 11/15/12          $   2,994,175
  4,100,000   A-/A3            Phillips Petroleum Co., 8.86%, 5/15/22       4,520,373
                                                                        -------------
                               TOTAL ENERGY                             $   7,514,548
                                                                        -------------
                               FINANCIAL - 4.3%
  4,000,000   A/A1             Ford Motor Credit Co., 9.14%, 12/30/14   $   4,641,000
  5,000,000   BB-/Ba1          Riggs National Corp., 8.5%, 2/1/06           5,301,700
  3,000,000   BBB+/A3          Washington Mutual, Inc., 8.375%, 6/1/27      3,330,390
                                                                        -------------
                               TOTAL FINANCIAL                          $  13,273,090
                                                                        -------------
                               HEALTHCARE - 1.7%
  5,000,000   BB-/Ba3          Quorum Health Group, 8.75%, 11/1/05      $   5,175,000
                                                                        -------------
                               TOTAL HEALTHCARE                         $   5,175,000
                                                                        -------------

   The accompanying notes are an integral part of these financial statements. 13

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     SCHEDULE OF INVESTMENTS 6/30/98                              (CONTINUED)

                S&P/MOODY'S
 PRINCIPAL          RATINGS
  AMOUNT        (UNAUDITED)                                                 VALUE
                               TRANSPORTATION - 3.0%
$ 5,000,000   BBB/Baa1         Delta Air Lines, Inc., 9.2%, 9/23/14     $   6,113,800
  3,000,000   BBB-/Baa2        Kansas City Southern Industries, Inc.,
                               8.8%, 7/1/22                                 3,300,720
                                                                        -------------
                               TOTAL TRANSPORTATION                     $   9,414,520
                                                                        -------------
                               TOTAL CORPORATE BONDS                    $  72,315,763
                                                                        -------------
                               U.S. GOVERNMENT OBLIGATIONS - 15.0%
  4,000,000                    U.S. Treasury Bond, 5.625%, 12/31/02     $   4,016,680
  5,000,000                    U.S. Treasury Bond, 5.375%, 6/30/03          4,975,391
 10,000,000                    U.S. Treasury Bond, 6.5%, 10/15/06          10,619,700
 10,000,000                    U.S. Treasury Notes, 5.875%, 1/31/99        10,023,100
 10,000,000                    U.S. Treasury Notes, 6.25%, 1/31/02         10,223,200
  6,500,000                    U.S. Treasury Notes, 5.75%, 4/30/03          6,562,270
                                                                        -------------
                               TOTAL U.S. GOVERNMENT OBLIGATIONS        $  46,420,341
                                                                        -------------
                               TOTAL DEBT OBLIGATIONS
                               (Cost $114,630,484)                      $ 118,736,104
                                                                        -------------
                               TOTAL INVESTMENT IN SECURITIES
                               (Cost $270,707,332)                      $ 293,590,851
                                                                        -------------

  14
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                            VALUE
               TEMPORARY CASH INVESTMENT - 5.1%
               REPURCHASE AGREEMENT - 5.1%
$15,700,000    The Chase Manhattan Corp., 5.50%, 7/1/98,
               repurchase price of $15,700,000 plus accrued
               interest on 7/1/98, collateralized by
               $15,818,000 U.S. Treasury Notes, 5.507%,
               3/31/00.                                          $15,700,000
                                                                 -----------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $15,700,000)                                $15,700,000
                                                                 -----------
               TOTAL INVESTMENT IN SECURITIES AND TEMPORARY
               CASH INVESTMENT - 100%
               (Cost $286,407,332) (a)                           $309,290,851
                                                                 -----------

*  Non-income producing security.

(a) At June 30, 1998, the net unrealized gain on investments based on cost for federal income tax purposes of $286,407,332 was as follows:

    Aggregate gross unrealized gain for all investments in
    which there is an excess of value over tax cost           $ 31,682,899
    Aggregate gross unrealized loss for all investments in
    which there is an excess of tax cost over value             (8,799,380)
                                                              ------------
    Net unrealized gain                                       $ 22,883,519
                                                              ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 1998 were as follows:

                                                            PURCHASES        SALES
                                                           -----------    -----------
Long-term U.S. Government                                  $19,519,219    $ 3,953,061
Other Long-term Securities                                  73,528,841     83,628,130

   The accompanying notes are an integral part of these financial statements. 15

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     BALANCE SHEET 6/30/98

  ASSETS:
     Investment in securities, at value (including temporary
        cash investment of $15,700,000) (cost $286,407,332)       $309,290,851
     Cash                                                               65,334
     Receivables -
        Investment securities sold                                   4,359,554
        Fund shares sold                                               545,860
        Dividends and interest                                       2,464,077
                                                                  ------------
           Total assets                                           $316,725,676
                                                                  ------------
  LIABILITIES:
     Payables -
        Investment securities purchased                           $  6,633,359
        Fund shares repurchased                                        212,977
     Due to affiliates                                                 454,326
     Accrued expenses                                                   67,346
                                                                  ------------
           Total liabilities                                      $  7,368,008
                                                                  ------------
  NET ASSETS:
     Paid-in capital                                              $277,511,789
     Accumulated undistributed net investment income                   104,686
     Accumulated undistributed net realized gain on investments      8,857,674
     Net unrealized gain on investments                             22,883,519
                                                                  ------------
           Total net assets                                       $309,357,668
                                                                  ------------
  NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
     Class A (based on $285,473,490/27,132,493 shares)            $      10.52
                                                                  ------------
     Class B (based on $20,121,194/1,927,351 shares)              $      10.44
                                                                  ------------
     Class C (based on $3,762,984/356,641 shares)                 $      10.55
                                                                  ------------
  MAXIMUM OFFERING PRICE:
     Class A                                                      $      11.02
                                                                  ------------

  16
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     STATEMENT OF OPERATIONS

     FOR THE SIX MONTHS ENDED 6/30/98

 INVESTMENT INCOME:
    Dividends (net of foreign taxes withheld of $3,437)      $1,609,382
    Interest                                                  4,475,084
                                                             ----------
          Total investment income                                             $  6,084,466
                                                                              ------------
 EXPENSES:
    Management fees                                          $  985,757
    Transfer agent fees
       Class A                                                  238,668
       Class B                                                   17,903
       Class C                                                    2,797
    Distribution fees
       Class A                                                  354,553
       Class B                                                   84,871
       Class C                                                   13,469
    Accounting                                                   34,679
    Custodian fees                                               33,527
    Registration fees                                            36,200
    Professional fees                                            22,064
    Printing                                                     14,289
    Fees and expenses of nonaffiliated trustees                   7,762
    Miscellaneous                                                15,429
                                                             ----------
          Total expenses                                                      $  1,861,968
          Less fees paid indirectly                                                 (3,045)
                                                                              ------------
          Net expenses                                                        $  1,858,923
                                                                              ------------
             Net investment income                                            $  4,225,543
                                                                              ------------
 REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments                                          $  2,371,538
    Change in net unrealized gain on investments                                 8,335,642
                                                                              ------------
       Net gain on investments                                                $ 10,707,180
                                                                              ------------
       Net increase in net assets resulting from operations                   $ 14,932,723
                                                                              ------------

   The accompanying notes are an integral part of these financial statements. 17

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     STATEMENTS OF CHANGES IN NET ASSETS

     FOR THE SIX MONTHS ENDED 6/30/98 AND THE YEAR ENDED 12/31/97

                                                               SIX MONTHS
                                                                 ENDED        YEAR ENDED
                      FROM OPERATIONS:                          6/30/98        12/31/97
 Net investment income                                        $  4,225,543   $ 10,205,513
 Net realized gain on investments                                2,371,538     42,840,367
 Change in net unrealized gain on investments                    8,335,642    (15,644,829)
                                                              ------------   ------------
       Net increase in net assets resulting from operations   $ 14,932,723   $ 37,401,051
                                                              ------------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income:
       Class A ($0.15 and $0.40 per share, respectively)      $ (4,179,851)  $ (9,787,194)
       Class B ($0.11 and $0.31 per share, respectively)          (193,309)      (296,419)
       Class C ($0.11 and $0.31 per share, respectively)           (32,252)       (41,660)
 Net realized gain:
       Class A ($0.00 and $1.54 per share, respectively)                 -    (36,413,655)
       Class B ($0.00 and $1.54 per share, respectively)                 -     (1,818,106)
       Class C ($0.00 and $1.54 per share, respectively)                 -       (245,120)
                                                              ------------   ------------
             Total distributions to shareholders              $ (4,405,412)  $(48,602,154)
                                                              ------------   ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                             $ 33,224,177   $ 35,307,081
 Reinvestment of distributions                                   3,826,900     43,110,353
 Cost of shares repurchased                                    (28,604,574)   (60,895,690)
                                                              ------------   ------------
       Net increase in net assets resulting from fund share
          transactions                                        $  8,446,503   $ 17,521,744
                                                              ------------   ------------
       Net increase in net assets                             $ 18,973,814   $  6,320,641
 NET ASSETS:
 Beginning of period                                           290,383,854    284,063,213
                                                              ------------   ------------
 End of period (including accumulated undistributed net
   investment income of $104,686 and $284,555, respectively)  $309,357,668   $290,383,854
                                                              ------------   ------------

              CLASS A                 '98 SHARES    '98 AMOUNT    '97 SHARES    '97 AMOUNT
 Shares sold                          2,267,495    $ 23,891,374   2,323,054    $ 25,981,813
 Reinvestment of distributions          341,583       3,625,144   4,015,098      40,935,530
 Less shares repurchased             (2,527,722)    (26,735,369) (5,215,265)    (58,241,422)
                                      ----------   ------------   ----------   ------------
         Net increase                    81,356    $    781,149   1,122,887    $  8,675,921
                                      ----------   ------------   ----------   ------------
 CLASS B
 Shares sold                            678,669    $  7,107,358     690,179    $  7,841,955
 Reinvestment of distributions           16,589         174,554     192,597       1,938,506
 Less shares repurchased               (135,671)     (1,410,011)   (170,315)     (1,906,474)
                                      ----------   ------------   ----------   ------------
         Net increase                   559,587    $  5,871,901     712,461    $  7,873,987
                                      ----------   ------------   ----------   ------------
 CLASS C
 Shares sold                            210,059    $  2,225,445     129,250    $  1,483,313
 Reinvestment of distributions            2,560          27,202      23,280         236,317
 Less shares repurchased                (42,833)       (459,194)    (65,385)       (747,794)
                                      ----------   ------------   ----------   ------------
         Net increase                   169,786    $  1,793,453      87,145    $    971,836
                                      ----------   ------------   ----------   ------------

  18
   The accompanying notes are an integral part of these financial statements.

PIONEER BALANCED FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 6/30/98

                                                SIX MONTHS
                                                  ENDED        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                   CLASS A                       6/30/98        12/31/97     12/31/96     12/31/95     12/31/94    12/31/93(a)
Net asset value, beginning of period             $  10.15       $  10.65     $  10.30     $   9.11     $  10.21     $  10.13
                                                ----------     ----------   ----------   ----------   ----------   -----------
Increase (decrease) from investment
  operations:
  Net investment income                          $   0.14       $   0.41     $   0.64     $   0.66     $   0.66     $   0.65
  Net realized and unrealized gain (loss) on
    investments                                      0.38           1.03         0.33         1.29        (1.09)        0.37
                                                ----------     ----------   ----------   ----------   ----------   -----------
    Net increase (decrease) from investment
      operations                                 $   0.52       $   1.44     $   0.97     $   1.95     $  (0.43)    $   1.02
Distributions to shareholders:
  Net investment income                             (0.15)         (0.40)       (0.62)       (0.65)       (0.67)       (0.64)
  Net realized gain                                     -          (1.54)           -        (0.11)           -        (0.30)
                                                ----------     ----------   ----------   ----------   ----------   -----------
Net increase (decrease) in net asset value       $   0.37       $  (0.50)    $   0.35     $   1.19     $  (1.10)    $   0.08
                                                ----------     ----------   ----------   ----------   ----------   -----------
Net asset value, end of period                   $  10.52       $  10.15     $  10.65     $  10.30     $   9.11     $  10.21
                                                ----------     ----------   ----------   ----------   ----------   -----------
Total return*                                        5.12%         13.92%        9.89%       22.00%       (4.31)%      10.24%
Ratio of net expenses to average net assets          1.18%**+       1.19%+       1.10%+       1.13%+       1.11%        1.06%
Ratio of net investment income to average net
  assets                                             2.83%**+       3.55%+       6.17%+       6.58%+       7.07%        6.52%
Portfolio turnover rate                                61%**         122%          31%          25%          50%          69%
Net assets, end of period (in thousands)         $285,473       $274,695     $276,064     $281,639     $259,970     $296,699
Ratios assuming reduction for fees paid
  indirectly:
  Net expenses                                       1.17%**        1.17%        1.08%        1.11%           -            -
  Net investment income                              2.84%**        3.57%        6.19%        6.60%           -            -

(a)  Prior to the assumption of the management agreement on
     December 1, 1993 by Pioneering Management Corporation, the
     Fund was advised by Mutual of Omaha Fund Management Company.
 *   Assumes initial investment at net asset value at the
     beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
 +   Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 19

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 6/30/98

                                      SIX MONTHS
                                        ENDED      YEAR ENDED   YEAR ENDED   4/28/95 TO
               CLASS B                 6/30/98      12/31/97     12/31/96     12/31/95
 Net asset value, beginning of
  period                               $ 10.08      $ 10.59       $10.27       $ 9.55
                                      ---------    ---------    --------     --------
 Increase from investment
   operations:
   Net investment income               $  0.12      $  0.32       $ 0.52       $ 0.39
   Net realized and unrealized gain
     on investments                       0.35         1.02         0.37         0.90
                                      ---------    ---------    --------     --------
     Net increase from investment
       operations                      $  0.47      $  1.34       $ 0.89       $ 1.29
 Distributions to shareholders:
   Net investment income                 (0.11)       (0.31)       (0.52)       (0.46)
   In excess of net investment
     income                                  -            -        (0.05)           -
   Net realized gain                         -        (1.54)           -        (0.11)
                                      ---------    ---------    --------     --------
 Net increase (decrease) in net
   asset value                         $  0.36      $ (0.51)      $ 0.32       $ 0.72
                                      ---------    ---------    --------     --------
 Net asset value, end of period        $ 10.44      $ 10.08       $10.59       $10.27
                                      ---------    ---------    --------     --------
 Total return*                            4.65%       12.98%        9.02%       13.74%
 Ratio of net expenses to average
   net assets                             1.97%**+     2.01%+       1.88%+       1.88%**+
 Ratio of net investment income to
   average net assets                     2.05%**+     2.65%+       5.45%+       5.83%**+
 Portfolio turnover rate                    61%**       122%          31%          25%
 Net assets, end of period (in
   thousands)                          $20,121      $13,789       $6,940       $1,800
 Ratios assuming reduction for fees
   paid indirectly:
   Net expenses                           1.97%**      1.99%        1.86%        1.78%**
   Net investment income                  2.05%**      2.67%        5.47%        5.93%**

 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

  20
   The accompanying notes are an integral part of these financial statements.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     FINANCIAL HIGHLIGHTS 6/30/98

                                              SIX MONTHS
                                                ENDED       YEAR ENDED    1/31/96 TO
                  CLASS C                      6/30/98       12/31/97      12/31/96
Net asset value, beginning of period            $10.17        $10.62        $10.39
                                              --------      --------      --------
Increase from investment operations:
  Net investment income                         $ 0.13        $ 0.33        $ 0.49
 Net realized and unrealized
   gain on investments                            0.36          1.07          0.31
                                              --------      --------      --------
   Net increase from investment operations      $ 0.49        $ 1.40        $ 0.80
Distributions to shareholders:
  Net investment income                          (0.11)        (0.31)        (0.49)
 In excess of net investment income                  -             -         (0.08)
 Net realized gain                                   -         (1.54)            -
                                              --------      --------      --------
Net increase (decrease) in net asset value      $ 0.38        $(0.45)       $ 0.23
                                              --------      --------      --------
Net asset value, end of period                  $10.55        $10.17        $10.62
                                              --------      --------      --------
Total return*                                     4.81%        13.48%         8.12%
Ratio of net expenses to average net assets       1.96%**+      2.03%+        1.76%**+
Ratio of net investment income to average
 net assets                                       2.06%**+      2.68%+        5.63%**+
Portfolio turnover rate                             61%**        122%           31%
Net assets, end of period (in thousands)        $3,763        $1,900        $1,059
Ratios assuming reduction for fees paid
 indirectly:
  Net expenses                                    1.96%**       1.98%         1.73%**
 Net investment income                            2.06%**       2.73%         5.66%**

 *    Assumes initial investment at net asset value at the
      beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 **   Annualized.
 +    Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements. 21

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/98

    1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek current income and long-term growth of capital.

    The Fund offers three classes of shares -- Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

    The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

    A. SECURITY VALUATION

       Security transactions are recorded on trade date. Debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings, and valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------

       Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

    B. FEDERAL INCOME TAXES

       It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

       The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    C. FUND SHARES

       The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc.
       (PGI). PFD earned $49,356 in underwriting commissions on the sale of fund shares during the six months ended June 30, 1998.

    D. CLASS ALLOCATIONS

       Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation
       (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS 6/30/98                       (CONTINUED)

       Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

    2. MANAGEMENT AGREEMENT

    Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

    In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1998, $183,394 was payable to PMC related to management fees and certain other services.

    3. TRANSFER AGENT

    PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $70,969 in transfer agent fees payable to PSC at June 30, 1998.

    4. DISTRIBUTION PLANS

    The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $199,963 in distribution fees payable to PFD at June 30, 1998.

     PIONEER BALANCED FUND

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    In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1998, CDSCs in the amount of $10,834 were paid to PFD.

    5. EXPENSE OFFSETS

    The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $3,045 under such arrangements.

    6. LINE OF CREDIT FACILITY

    Effective April 14, 1998, the Fund, along with certain others in the Pioneer Family of Funds (the "Funds"), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowings exceed $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 1998, the Fund had no borrowings under this agreement.

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

    TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF
    PIONEER BALANCED FUND:

    We have audited the accompanying balance sheet of Pioneer Balanced Fund, including the schedule of investments, as of June 30, 1998, and the related statement of operations and the statements of changes in net assets for the periods presented and the financial highlights for the six months ended June 30, 1998 and for each of the four years ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1993 were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Balanced Fund as of June 30, 1998, the results of its operations and the changes in its net assets for the periods presented, and the financial highlights for the six months ended June 30, 1998 and for each of the four years ended December 31, 1997, in conformity with generally accepted accounting principles.

    ARTHUR ANDERSEN LLP

    Boston, Massachusetts
    August 7, 1998

     PIONEER BALANCED FUND

--------------------------------------------------------------------------------
     TRUSTEES, OFFICERS AND SERVICE PROVIDERS

      TRUSTEES                           OFFICERS
      John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and
      Mary K. Bush                       President
      Richard H. Egdahl, M.D.            David D. Tripple, Executive Vice
      Margaret B.W. Graham               President
      John W. Kendrick                   William C. Field, Vice President
      Marguerite A. Piret                William H. Keough, Treasurer
      David D. Tripple                   Joseph P. Barri, Secretary
      Stephen K. West
      John Winthrop

     INVESTMENT ADVISER
     Pioneering Management Corporation

     CUSTODIAN
     Brown Brothers Harriman & Co.

     INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP

     PRINCIPAL UNDERWRITER
     Pioneer Funds Distributor, Inc.

     LEGAL COUNSEL
     Hale and Dorr LLP

     SHAREOWNER SERVICES AND TRANSFER AGENT
     Pioneering Services Corporation

--------------------------------------------------------------------------------
     RETIREMENT PLANS FROM PIONEER

     Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

     INDIVIDUAL RETIREMENT ACCOUNT (IRA)
     An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

     ROTH IRA
     The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and is available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

     401(k) PLAN
     The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $9,500 per year or 25% of pay, whichever is less. Employers may contribute.

     SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES)
     401(k) OR IRA PLAN
     Businesses with 100 or fewer eligible employees can establish either plan; both resemble the traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

     403(b) PLAN
     Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

       Most retirement plan withdrawals must meet specific conditions to avoid penalties.
  28

--------------------------------------------------------------------------------

     SIMPLIFIED EMPLOYEE PENSION PLAN (SEP)
     SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

     PROFIT SHARING PLAN
     Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

     AGE-WEIGHTED PROFIT SHARING PLAN
     Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

     MONEY PURCHASE PENSION PLAN (MPP)
     Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions -- up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.

       Most retirement plan withdrawals must meet specific conditions to avoid penalties.
                                                                              29

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts, new accounts, prospectuses,
applications and service forms          1-800-225-6292

FACTFONE(SM) for automated fund yields, prices, account information and
transactions       1-800-225-4321

RETIREMENT PLANS INFORMATION       1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)      1-800-225-1997

WRITE TO US:
Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX      1-800-225-4240

OUR INTERNET E-MAIL ADDRESS       ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)

VISIT OUR WEBSITE:       WWW.PIONEERFUNDS.COM

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.

[PIONEER LOGO]  PIONEER FUNDS DISTRIBUTOR, INC.
                60 STATE STREET
                BOSTON, MASSACHUSETTS 02109
                WWW.PIONEERFUNDS.COM

0898-5427
(c)Pioneer Funds Distributor, Inc.
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